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                                                                    EXHIBIT 10.5

                                                             EXECUTION AGREEMENT

                          REGISTRATION RIGHTS AGREEMENT

                  REGISTRATION RIGHTS AGREEMENT, dated as of February 4, 2004, by and among TOWN SPORTS INTERNATIONAL HOLDINGS, INC., a Delaware corporation (the "Company"), TOWN SPORTS INTERNATIONAL, INC., a New York corporation ("TSI"), BRUCKMANN, ROSSER, SHERRILL & CO., L.P., a Delaware limited partnership ("BRS"), the individuals and entities listed on the BRS Co-Investor Signature Pages hereto (each, a "BRS Investor", and collectively, the "BRS Investors"), FARALLON CAPITAL PARTNERS, L.P., a California limited partnership ("FCP"), FARALLON CAPITAL INSTITUTIONAL PARTNERS, L.P., a California limited partnership ("FCIP"), RR CAPITAL PARTNERS, L.P., a Delaware limited partnership ("RRC"), and FARALLON CAPITAL INSTITUTIONAL PARTNERS II, L.P., a California limited partnership (together with FCP, FCIP and RRC, "Farallon"), CANTERBURY DETROIT PARTNERS, L.P., a Delaware limited partnership ("Canterbury Detroit"), CANTERBURY MEZZANINE CAPITAL, L.P., a Delaware limited partnership ("Canterbury Mezzanine" and, together with Canterbury Detroit the "Canterbury Investors", and individually, a "Canterbury Investor") ROSEWOOD CAPITAL, L.P., a Delaware limited partnership ("Rosewood"), ROSEWOOD CAPITAL IV, L.P., a Delaware limited partnership ("Rosewood IV"), ROSEWOOD CAPITAL IV ASSOCIATES, L.P., a Delaware limited partnership ("Rosewood Associates" and, collectively with Rosewood and Rosewood IV, the "Rosewood Investors", and individually, a "Rosewood Investor"), CAPITALSOURCE HOLDINGS LLC, a Delaware limited liability company ("CapitalSource"), KEITH ALESSI ("Alessi"), PAUL ARNOLD ("Arnold"), and certain stockholders of the Company listed on the Executive Signature Pages hereto (each, an "Executive", collectively, the "Executives"). (BRS, the BRS Investors, the Farallon Investors, the Canterbury Investors, the Rosewood Investors, CapitalSource, Alessi, Arnold and the Executives are referred to collectively herein as the "Stockholders" and, individually as a "Stockholder"). Capitalized terms used herein but not otherwise defined shall have the meanings assigned to such terms in Section 1.

                  WHEREAS, the Stockholders currently own all of the issued and outstanding capital stock of TSI consisting of Class A Common Stock, par value $.001 per share (the "TSI Class A Common"), Series A Preferred Stock, par value $1.00 per share (the "TSI Series A Preferred"), and Series B Preferred Stock, par value $1.00 per share (the "TSI Series B Preferred");

                  WHEREAS, the Stockholders are currently parties to that certain Registration Rights Agreement, dated as of December 10, 1996, as amended by the First Amendment to Registration Rights Agreement, dated as of November 13, 1998, and the Second Amendment to the Registration Rights Agreement, dated as of December 27, 2001 (collectively, the "Existing TSI Registration Rights Agreement");

                  WHEREAS, TSI, the Company and the Stockholders have entered into a Restructuring Agreement, dated as of the date hereof (the "Restructuring Agreement"), pursuant to which TSI shall be reorganized as a wholly-owned subsidiary of the Company by having (a) each of the Stockholders contribute and deliver to the Company the shares of TSI Class A Common, TSI Series A Preferred and TSI Series B Preferred owned by each Stockholder in exchange for all of the issued and outstanding capital stock of the Company consisting of Class

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A Common Stock, par value $.001 per share (the "Class A Common"), Series A
Preferred Stock, par value $1.00 per share (the "Series A Preferred"), and Series B Preferred Stock, par value $1.00 per share (the "Series B Preferred"), as applicable for each Stockholder, and (b) immediately following the initial stockholder contribution, the Company contribute and deliver to TSI for cancellation the shares of TSI Class A Common, TSI Series A Preferred and TSI Series B Preferred held by it in exchange for 1,000 shares of TSI Class A Common, representing all of the issued and outstanding capital stock of TSI (collectively, the "Restructuring"); and

                  WHEREAS, in conjunction with the Restructuring, TSI and the Stockholders desire to cancel and terminate the Existing TSI Registration Rights Agreement and enter into this Agreement.

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

                  1. DEFINITIONS. As used herein, the following terms shall have the following meanings.

                  "BRS Registrable Securities" means (i) any Common Stock issued or issuable, whether upon conversion of any shares of Series B Preferred or otherwise, to BRS and the BRS Investors on the date hereof or acquired by BRS, the BRS Investors or any of their respective affiliates or partners after the date hereof, and (ii) any shares of capital stock of the Company issued or issuable with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, a Person will be deemed to be a holder of BRS Registrable Securities whenever such Person has the right to acquire directly or indirectly such BRS Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected. Such securities will cease to be BRS Registrable Securities when sold pursuant to Rule 144 or any offering registered under the Securities Act.

                  "Canterbury Registrable Securities" means (i) any shares of Common Stock held by a Canterbury Investor or issued or issuable, whether upon conversion of any shares of Series B Preferred or otherwise, to a Canterbury Investor, or their respective affiliates or partners on or after December 10, 1996 and (ii) any shares of capital stock of the Company issued or issuable with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, a Person will be deemed to be a holder of Canterbury Registrable Securities whenever such Person has the right to acquire directly or indirectly such Canterbury Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected. Such securities will cease to be Canterbury Registrable Securities when sold pursuant to Rule 144 or any offering registered under the Securities Act.

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                  "CapitalSource Registrable Securities" means (i) any shares of
Common Stock issued or issuable to CapitalSource or its affiliates or members on or after the date hereof and (ii) any shares of capital stock of the Company issued or issuable with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, a Person will be deemed to be a holder of CapitalSource Registrable Securities whenever such Person has the right to acquire directly or indirectly such CapitalSource Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected. Such securities will cease to be CapitalSource Registrable Securities when sold pursuant to Rule 144 or any offering registered under the Securities Act.

                  "Common Stock" means, collectively, the Class A Common, the Class B Common Stock, par value $.001 per share (the "Class B Common") of the Company, and any other class of Common Stock, or if such outstanding Common Stock is hereafter changed into or exchanged for different securities of the Company, such other securities.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Executive Registrable Securities" means (i) the Common Stock issued or issuable to the Executives, whether upon exercise of the Options granted to the Executives or otherwise, on the date hereof, or acquired by any Executive after the date hereof, in each case to the extent vested pursuant to the terms of the applicable Executive Stock Agreement and (ii) any shares of capital stock of the Company issued or issuable with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, a Person will be deemed to be a holder of Executive Registrable Securities whenever such Person has the right to acquire directly or indirectly such Executive Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected. Such securities will cease to be Executive Registrable Securities when sold pursuant to Rule 144 or any offering registered under the Securities Act.

                  "Farallon Registrable Securities" means (i) any shares of Common Stock held by the Farallon Investors or issued or issuable to the Farallon Investors or their respective affiliates or partners on or after December 10, 1996 and (ii) any shares of capital stock of the Company issued or issuable with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, a Person will be deemed to be a holder of Farallon Registrable Securities whenever such Person has the right to acquire directly or indirectly such Farallon Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected. Such securities will cease to be Farallon Registrable Securities when sold pursuant to Rule 144 or any offering registered under the Securities Act.

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                  "IPO" means the underwritten initial public offering of Common
Stock registered under the Securities Act.

                  "Options" means, collectively, the options to purchase Class A Common (a) prior to the date hereof, granted to certain Executives pursuant to the Town Sports International, Inc. Fourth Amended and Restated 1996 Stock Option Plan and the Common Stock Option Agreements, by and between TSI and each of the Executives and transferred to Holdings pursuant to the Restructuring and the documents related thereto, and (b) on or after the date hereof, granted to certain Executives pursuant to the Town Sports International Holdings, Inc. 2004 Stock Option Plan and the Common Stock Option Agreements, by and between the Company and each of the Executives.

                  "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or other entity, or a governmental entity (or any department, agency or political subdivision thereof).

                  "Qualified Public Offering" means the sale, in an underwritten primary public offering of Common Stock requested under the Securities Act, of shares of Common Stock which is expected to result in net cash proceeds to the Company in an aggregate amount of not less than $30.0 million.

                  "Registrable Securities" means the BRS Registrable Securities, the Farallon Registrable Securities, the Rosewood Registrable Securities, the Canterbury Registrable Securities, the Executive Registrable Securities and the CapitalSource Registrable Securities.

                  "Registration Expenses" means all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company.

                  "Rosewood Registrable Securities" means (i) any shares of Common Stock issued or issuable, whether upon conversion of any shares of Series B Preferred or otherwise, to the Rosewood Investor or its affiliates or partners on or after the date hereof and (ii) any shares of capital stock of the Company issued or issuable with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, a Person will be deemed to be a holder of Rosewood Registrable Securities whenever such Person has the right to acquire directly or indirectly such Rosewood Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected. Such securities will cease to be Rosewood Registrable Securities when sold pursuant to Rule 144 or any offering registered under the Securities Act.

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                  "Rule 144" means Rule 144 under the Securities Act (or any similar rule then in force).

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Unit Offering Registration" means a registration by the Company of any of its Common Stock in connection with a registration the primary purpose of which is to register debt securities (i.e., in connection with a so-called "equity kicker").

                  2.       DEMAND REGISTRATIONS.

                  (a)      Requests for Registration. Subject to this Section 2,
(i) the holders of a majority of the BRS Registrable Securities may request registration under the Securities Act of all or part of their Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations") or on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations"), if available, (ii) the holders of a majority of the Farallon Registrable Securities may request Long-Form Registrations and Short-Form Registrations, if available, and (iii) the holders of a majority of Canterbury Registrable Securities may request Short-Form Registrations, if available. Each request for a Demand Registration (as defined in Section 2(c)) shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company will give written notice of such requested registration to all other holders of Registrable Securities and will include (subject to the provisions of this Agreement) in such registration, all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice.

                  (b) Long-Form Registrations. The holders of a majority of BRS Registrable Securities will be entitled to request, at any time and from time to time, three (3) Long-Form Registrations in which the Company will pay all Registration Expenses. In addition, the holders of a majority of the Farallon Registrable Securities will be entitled to request one (1) Long Form Registration, if and only if, after the end of the fourth fiscal quarter following the date on which the Company consummates an IPO, the Company is not permitted under the Securities Act to use any applicable Short-Form Registration. A registration will not count as the permitted Long-Form Registration until it has become effective and unless the holders of Registrable Securities are able to register and sell at least 90% of the Registrable Securities requested to be included in such registration; it being understood and agreed that the requisite holders of Registrable Securities making a request for a Demand Registration hereunder may withdraw from such registration at any time prior to the effective date of such Demand Registration, in which case such request will not count as one of the permitted Demand Registrations for such holders, irrespective of whether or not such registration is effected.

                  (c) Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to Section 2(b), (i) the holders of BRS Registrable Securities will be entitled to request an unlimited number of Short-Form Registrations, (ii) the holders of Farallon Registrable Securities will be entitled to request up to three (3) Short-Form Registrations, (iii) the holders of Canterbury Registrable Securities will be entitled to request up to two (2) Short-

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Form Registrations and (iv) the holders of CapitalSource Registrable Securities will be entitled to request up to one (1) Short-Form Registration, in each case, in which the Company will pay all Registration Expenses. A registration will not count as the permitted Short-Form Registration until it has become effective and unless the holder of Registrable Securities are able to register and sell 90% of the Registrable Securities requested to be included in such registration; it being understood and agreed that the requisite holders of Registrable Securities making a request for a Demand Registration hereunder may withdraw from such registration at any time prior to the effective date of such Demand Registration, in which case such request will not count as one of the permitted Demand Registrations for such holders, irrespective of whether or not such registration is effected. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Exchange Act, the Company will use its best efforts to make Short-Form Registrations available for the sale of Registrable Securities. All registrations requested pursuant to Sections 2(b) and 2(c) are referred to herein as "Demand Registrations."

                  (d) Priority on Demand Registrations. The Company will not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of at least a majority of the Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company will include in such registration,
(i)first, the number of Registrable Securities requested to be included in such registration pro rata, if necessary, among the holders of Registrable Securities based on the number of shares of Registrable Securities requested to be included therein by each such holder and (ii) second, any other securities of the Company requested to be included in such registration pro rata, if necessary, on the basis of the number of shares of such other securities requested to be included therein by each such holder. Any Persons other than holders of Registrable Securities who participate in Demand Registrations which are not at the Company's expense must pay their share of the Registration Expenses as provided in Section 6 hereof.

                  (e) Restrictions on Demand Registrations. The Company will not be obligated to effect any Demand Registration within six months after the effective date of a previous Demand Registration.

                  (f) Selection of Underwriters. In the case of a Demand Registration, the holders of a majority of the Registrable Securities to be included in such Demand Registration will have the right to select the investment banker(s) and manager(s) to administer the offering, which investment banker(s) and manager(s) will be nationally recognized, subject to the Company's approval which will not be unreasonably withheld.

                  (g) Other Registration Rights. Except as provided in this Agreement, the Company will not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, whether on a "demand" or "piggyback" basis, without the prior written consent of the holders of a majority of the BRS Registrable Securities; provided, that no such registration

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rights which are senior to those granted to the holders of the Farallon
Registrable Securities, the holders of the Canterbury Registrable Securities or the holders of the Executive Registrable Securities may be granted without the prior written consent of (i) a majority of the holders of the Farallon Registrable Securities in the case of the holders of Farallon Registrable Securities, (ii) a majority of the holders of Canterbury Registrable Securities in the case of the holders of Canterbury Registrable Securities, or (iii) a majority of the holders of Executive Registrable Securities in the case of the holders of Executive Registrable Securities, respectively. For the avoidance of doubt, the granting of registration rights pari passu within any other registration rights shall not be considered "senior."

                  3.       PIGGYBACK REGISTRATIONS.

                  (a) Right to Piggyback. Whenever the Company proposes to register any of its Common Stock under the Securities Act other than pursuant to a Demand Registration, and other than a pursuant to a registration statement on Form S-8 or S-4 or any similar or successor form or in connection with a Unit Offering Registration and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice. Notwithstanding the foregoing, in connection only with an IPO which is not a Qualified Public Offering, no Registrable Securities shall be included in such registration without the prior written consent of the Company (provided that any such consent shall permit all holders of Registrable Securities to be included in such registration in a manner consistent with
Section 3(c)(ii) below).

                  (b) Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities will be paid by the Company in all Piggyback Registrations.

                  (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, the Company will include in such registration all securities requested to be included in such registration; provided, that if the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration first, the securities the Company proposes to sell, and then (i) in the case of an IPO which is a Qualified Public Offering (x) second, the Canterbury Registrable Securities requested to be included in such registration, (y) third the other Registrable Securities requested to be included in such registration pro rata among the holders of such Registrable Securities on the basis of the number of shares requested to be included therein by each such holder, and (z) fourth, other securities, if any, requested to be included is such registration, or (ii)in all other instances, (x) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares of Registrable Securities requested to be included therein by each such holder, and (y)third, other securities, if any, requested to be included in such registration.

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                  (d)      Priority on Secondary Registrations. If a Piggyback
Registration is an underwritten secondary registration on behalf of holders of the Company's securities (which registration was consented to pursuant to Section 2(g) above), the Company will include in such registration all securities requested to be included in such registration; provided, that if the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities (other than Registrable Securities) requested to be included therein by the holders requesting such registration, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares of Registrable Securities requested to be included therein by each such holder, and (iii) third, other securities requested to be included in such registration.

                  (e) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the investment banker(s) and manager(s) for the offering will be selected by the Company.

                  (f) Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to this Section 3, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Forms S-4 or S-8 or any similar or successor forms or in connection with a Unit Offering Registration), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least six months has elapsed from the effective date of such previous registration.

                  (g) If requested by a majority of the holders of Executive Registrable Securities, the Company hereby agrees that, in connection with an IPO, it shall use its commercially reasonable efforts to prepare and file a registration statement on Form S-8 or any successor form (and any required reoffer prospectus in connection therewith) covering the Executive Registrable Securities eligible to be registered on such form, and use its commercially reasonable efforts to maintain the effectiveness of such registration statement.

                  4.       HOLDBACK AGREEMENTS.

                  (a) Each holder of Registrable Securities (other than the BRS Investors) agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 90-day period beginning on the effective date of any Demand Registration or Piggyback Registration for a public offering to be underwritten on a firm commitment basis in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering request otherwise, in which case, each holder of Registrable Securities (other than the BRS Investors) agrees to be bound by a holdback of up to a 180 day period beginning the effective date of any such Demand Registration or Piggyback Registration.

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                  (b)      The Company agrees (i) not to effect any public sale
or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or Piggyback Registration (except as part of such underwritten registration, or pursuant to registrations on Forms S-4 or S-8 or any similar or successor forms or in connection with a Unit Offering Registration), unless the underwriters managing the registered public offering otherwise agree, and (ii) to cause each holder of at least 5% (on a fully diluted basis) of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

                  5. REGISTRATION PROCEDURES. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

                  (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed);

                  (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than nine months and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                  (c) if requested by the holders of a majority of the BRS Registrable Securities in connection with any Demand Registration requested by such holders, use its commercially reasonable efforts to cause to be included in such registration Common Stock having an aggregate value (based on the mid-point of the proposed offering price range specified in the registration statement used to offer such securities) of up to $30 million, to be offered in a primary offering of the Company's securities contemporaneously with such offering of Registrable Securities;

                  (d) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as

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such seller may reasonably request in order to facilitate the disposition of the
Registrable Securities owned by such seller;

                  (e) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process (i.e., service of process which is not limited solely to securities law violations) in any such jurisdiction);

                  (f) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                  (g) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the National Association of Securities Dealers Automated Quotations National Market System ("NASDAQ") and, if listed on the NASDAQ, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the National Association of Securities Dealers;

                  (h) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

                  (i) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

                  (j) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (k) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earning statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                  (l) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

                  (m) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order;

                  (n) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

                  (o) obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the holders of a majority of the Registrable Securities being sold reasonably request.

If any such registration or comparable statement refers to any holder by name or otherwise as the holder of any securities of the Company and if, in its sole and exclusive judgment, such holder is or might be deemed to be a controlling person of the Company, such holder shall have the right to require (i)the insertion therein of language, in form and substance satisfactory to such holder and presented to the Company in writing, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (ii)in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, the deletion of the reference to such holder; provided, that with respect to this clause (ii) such holder shall furnish to the Company an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Company.

                  6.       REGISTRATION EXPENSES.

                  (a) All Registration Expenses will be borne by the Company.

                  (b) Unless otherwise agreed to in writing by the Company, in connection with each Demand Registration and each Piggyback Registration, the Company will reimburse the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities.

                  7.       INDEMNIFICATION.

                  (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its partners, members, officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such holder, partners, members, director, officer or controlling person for any legal or other expenses reasonably incurred by such holder, partner, member, director, officer or controlling person in connection with the investigation or defense of such loss, claim, damage, liability or expense, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

                  (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact relating to such holder and provided by such holder to the Company or the Company's agent contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided, that the obligation to indemnify will be individual to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

                  (c)      Any Person entitled to indemnification hereunder will
(i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that failure to give such notice shall not affect the right of such Person to indemnification hereunder) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                  (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

                  8. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided, that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such holder and such holder's intended method of distribution.

                  9. RULE 144 REPORTING. With a view to making available to the holders of Registrable Securities the benefits of certain rules and regulations of the Securities and Exchange Commission which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

                  (a) make and keep current public information available, within the meaning of Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after it has become subject to the reporting requirements of the Exchange Act;

                  (b) file with the Securities and Exchange Commission, in a timely manner, all reports and other documents required of the Company under the Securities Act and Exchange Act (after it has become subject to such reporting requirements); and

                  (c) so long as any party hereto owns any Registrable Securities, furnish to such Person forthwith upon request, a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time commencing 90 days after the effective date of the first registration filed by the Company for an offering of its securities to the general public), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the

Company; and such other reports and documents as such Person may reasonably request in availing itself of any rule or regulation of the Securities and Exchange Commission allowing it to sell any such securities without registration.

                  10. NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally, mailed by certified or registered mail, return receipt requested and postage prepaid, or sent via a nationally recognized overnight courier, or sent via facsimile to the recipient. Such notices, demands and other communications will be sent to the address indicated below:

                  To the Company:

                           Town Sports International Holdings, Inc.
                           888 Seventh Avenue, Suite 1801
                           New York, New York 10106
                           Attention: Alex Alimanestianu
                           Facsimile No.: (212) 664-8906

                  With copies to:

                           Bruckmann, Rosser, Sherrill & Co., Inc.
                           126 East 56th Street, 29th Floor
                           New York, New York  10022
                           Attention: Rice Edmonds
                           Facsimile No.: (212) 521-3799

                           Kirkland & Ellis LLP
                           Citigroup Center
                           153 East 53rd Street
                           New York, New York 10022-4611
                           Attention: Eunu Chun, Esq.
                           Facsimile No.: (212) 446-4900

                  To BRS or any BRS Investor:

                           c/o Bruckmann, Rosser, Sherrill & Co., Inc.
                           126 East 56th Street, 29th Floor
                           New York, New York  10022
                           Attention: Rice Edmonds
                           Facsimile No.: (212) 521-3799

                  With a copy to (which shall not constitute notice to BRS or any BRS Investor):

                           Kirkland & Ellis LLP
                           Citigroup Center
                           153 East 53rd Street
                           New York, New York  10022-4611
                           Attention: Eunu Chun, Esq.
                           Facsimile No.: (212) 446-4900

                  To any Farallon Investor:

                           c/o Farallon Capital Management, L.L.C.
                           One Maritime Plaza, Suite 1325
                           San Francisco, California 94111
                           Attention: Mark Wehrly
                           Facsimile No.: (415)421-2133

                  With a copy to (which shall not constitute notice to any Farallon Investor):

                           Richards Spears Kibbe & Orbe LLP
                           World Financial Center, 29th Floor
                           New York, New York  10281
                           Attention: Jahangier Sharifi, Esq.
                           Facsimile No.: (212) 530-1801

                  To any Rosewood Investor:

                           Rosewood Capital Partners, L.P.
                           One Maritime Plaza
                           Suite 1330
                           San Francisco, California 94111
                           Attention: Kyle A. Anderson
                           Facsimile No.: (415) 362-1192

                  With a copy to (which shall not constitute notice to any Rosewood Investor):

                           Preston Gates & Ellis, LLP
                           One Maritime Plaza
                           Suite 2400
                           San Francisco, California 94111
                           Attention: Lawrence B. Low, Esq.
                           Facsimile No.: (415) 788-8819

                  To Canterbury Mezzanine:

                           Canterbury Mezzanine Capital, L.P.
                           600 Fifth Avenue, 23rd Floor
                           New York, New York 10020
                           Attention: Patrick N.W. Turner
                           Facsimile No.: (212)332-1584

                  With a copy to (which shall not constitute notice to Canterbury Mezzanine:

                           Loeb & Loeb LLP
                           345 Park Avenue
                           New York, New York  10154
                           Attention: Stan Johnson, Esq.
                           Facsimile No.: (212) 407-4990

                  To Canterbury Detroit:

                           Canterbury Detroit Partners, L.P.
                           600 Fifth Avenue, 23rd Floor
                           New York, New York 10020
                           Attention: Patrick N.W. Turner
                           Facsimile No.: (212)332-1584

                  With a copy to (which shall not constitute notice to Canterbury Detroit):

                           Loeb & Loeb LLP
                           345 Park Avenue
                           New York, New York  10154
                           Attention:  Stan Johnson, Esq.
                           Facsimile No.:  (212) 407-4990

                  To CapitalSource:

                           CapitalSource Holdings LLC
                           4445 Willard Avenue, 12th Floor
                           Chevy Chase, Maryland 20815
                           Attention: Corporate Finance Group, Managing Director
                                      Corporate Finance Group, General Counsel
                           Facsimile No.: (301) 841-2360 and (301) 841-2380

                  To any of the Executives Alessi, or Arnold:

                           c/o Town Sports International, Inc.
                           888 Seventh Avenue, 25th Floor
                           New York, New York 10106
                           Facsimile No.: (212) 664-8906
or such other address or to the attention of such other Person as the recipient party shall have specified by prior written notice to the sending party.

                  11.      MISCELLANEOUS.

                  (a) No Inconsistent Agreements. The Company will not enter into any agreement which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

                  (b) Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

                  (c) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of at least 70% of the Registrable Securities; provided, no amendment or waiver which materially and adversely affects the holders of (i) BRS Registrable Securities, (ii) Farallon Registrable Securities, (iii) Canterbury Registrable Securities, (iv) CapitalSource Registrable Securities or (v) Executive Registrable Securities, shall be effective against such holders of (i) BRS Registrable Securities, (ii) Farallon Registrable Securities, (iii) Canterbury Registrable Securities, (iv) CapitalSource Registrable Securities or (v) Executive Registrable Securities unless such amendment is approved by the holders of a majority of (i) BRS Registrable Securities, (ii) Farallon Registrable Securities, (iii) Canterbury Registrable Securities, (iv) CapitalSource Registrable Securities or (iv) Executive Registrable Securities, respectively, so affected. The amendment of this Agreement to add a party hereto and to grant such party registration rights pro rata with the existing parties to this Agreement shall not be deemed an amendment that "materially and adversely affects" any class of Registrable Securities.

                  (d) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

                  (e) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                  (f) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

                  (g) Waiver of Jury Trial. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, arising out of, under or in connection with this Agreement or any course of conduct, course of dealing, verbal or written statement or action of any party hereto.

                  (h) Governing Law. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

                  (i) Time is of the Essence; Computation of Time. Time is of the essence for each and every provision of this Agreement. Whenever the last day for the exercise of any privilege or the discharge of any duty hereunder shall fall upon a Saturday, Sunday, or any date on which banks in New York, New York are authorized to be closed, the party having such privilege or duty may exercise such privilege or discharge such duty on the next succeeding day which is a regular business day.

                  (j) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                  (k) Entire Agreement. This Agreement embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supercedes and preempts any prior understandings, agreements, or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way including, without limitation, the Existing TSI Registration Rights Agreement which is hereby terminated in its entirety by the parties hereto and shall have no further force and effect as of the date hereof.

                                    * * * * *

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                      TOWN SPORTS INTERNATIONAL, INC.

                                      By: /s/ Richard Pyle
                                          ------------------------------------
                                          Name:  Richard Pyle
                                          Title: Chief Financial Officer

                                      TOWN SPORTS INTERNATIONAL HOLDINGS, INC.

                                      By: /s/ Richard Pyle
                                          ------------------------------------
                                          Name:  Richard Pyle
                                          Title: Chief Financial Officer

                                      BRUCKMANN, ROSSER, SHERRILL & CO., L.P.

                                      By: BRS Partners, Limited Partnership
                                      Its: General Partner

                                      By: BRSE Associates, Inc.
                                      Its: General Partner

                                      By: /s/ Paul Kaminski
                                          ------------------------------------
                                          Name:  Paul Kaminski
                                          Title: Secretary

                                      FARALLON CAPITAL PARTNERS, L.P.

                                      By: Farallon Partners, L.L.C.
                                      Its: General Partner

                                      By: /s/ Monica R. Landry
                                          ------------------------------------
                                          Name:  Monica R. Landry
                                          Title: Manager

                                      FARALLON CAPITAL INSTITUTIONAL
                                      PARTNERS, L.P.

                                      By: Farallon Partners, L.L.C.
                                      Its: General Partner

                                      By:  /s/ Monica R. Landry
                                          ------------------------------------
                                          Name:  Monica R. Landry
                                          Title: Managing Member

                                      RR CAPITAL PARTNERS, L.P.

                                      By: Farallon Partners, L.L.C.
                                      Its: General Partner

                                      By:  /s/ Monica R. Landry
                                          ------------------------------------
                                          Name:  Monica R. Landry
                                          Title: Managing Member

                                      FARALLON CAPITAL INSTITUTIONAL
                                      PARTNERS II, L.P.

                                      By: Farallon Partners, L.L.C.
                                      Its: General Partner

                                      By:  /s/ Monica R. Landry
                                          ------------------------------------
                                          Name:  Monica R. Landry
                                          Title: Managing Member

                                      CANTERBURY DETROIT PARTNERS, L.P.

                                      By: Canterbury Detroit, LLC
                                      Its: General Partner

                                      By: /s/ Patrick Turner
                                          ------------------------------------
                                          Name:  Patrick Turner
                                          Title: Manager

                                      CANTERBURY MEZZANINE CAPITAL, L.P.

                                      By: Canterbury Capital, LLC
                                      Its: General Partner

                                      By: /s/ Patrick Turner
                                          ------------------------------------
                                          Name:  Patrick Turner
                                          Title: Manager

                                      ROSEWOOD CAPITAL, L.P.

                                      By: /s/ Kevin Reilly
                                          ------------------------------------
                                          Name:  Kevin Reilly
                                          Title: Principal

                                      ROSEWOOD CAPITAL IV, L.P.

                                      By: /s/ Kevin Reilly
                                          ------------------------------------
                                          Name:  Kevin Reilly
                                          Title: Principal

                                      ROSEWOOD CAPITAL IV ASSOCIATES, L.P.

                                      By: /s/ Kevin Reilly
                                          ------------------------------------
                                          Name:  Kevin Reilly
                                          Title: Principal

                                      CAPITALSOURCE HOLDINGS LLC

                                      By: /s/ Joseph Turitz
                                          ------------------------------------
                                          Name:  Joseph Turitz
                                          Title: General Counsel

                                      /s/ Keith Alessi
                                      ----------------------------------------
                                      Keith Alessi

                                      /s/ Paul Arnold
                                      ----------------------------------------
                                      Paul Arnold

                          [BRS INVESTOR SIGNATURE PAGE]

                                      /s/ Stephen Sherrill
                                      ----------------------------------------
                                      STEPHEN SHERRILL, as Attorney-in-Fact for
                                      each of the following Investors:

                                      Bruce Bruckmann
                                      Elizabeth McShane
                                      Beverly Place
                                      D. Bruckmann
                                      BCB Partnership
                                      NAZ Partnership
                                      Harold O. Rosser
                                      Virgil Sherrill
                                      Stephen Sherrill
                                      Nancy Zweng
                                      Paul D. Kaminski

                                      Merrill Lynch Pearce Fenner & Smith,
                                      Custodian for the Benefit of Paul D.
                                      Kaminski IRA

                           [EXECUTIVE SIGNATURE PAGE]

                                      /s/ Mark Smith
                                      -----------------------------------------
                                      MARK SMITH

                                      /s/ Robert Giardina
                                      -----------------------------------------
                                      ROBERT GIARDINA

                                      /s/ Richard Pyle
                                      -----------------------------------------
                                      RICHARD PYLE

                                      /s/ Alexander Alimanestianu
                                      -----------------------------------------
                                      ALEXANDER ALIMANESTIANU

                                      /s/ Debbie Smith
                                      -----------------------------------------
                                      DEBBIE SMITH

                                      /s/ Carol Cornbill
                                      -----------------------------------------
                                      CAROL CORNBILL

                                      /s/ Edward Trainor
                                      -----------------------------------------
                                      EDWARD TRAINOR

                                      /s/ Robert Calvo
                                      -----------------------------------------
                                      ROBERT CALVO

                                      /s/ Maggie Stevens
                                      -----------------------------------------
                                      MAGGIE STEVENS

                                      /s/ Ray Dewhirst
                                      -----------------------------------------
                                      RAY DEWHIRST

                                      /s/ Nina Duchaine
                                      -----------------------------------------
                                      NINA DUCHAINE

                           [EXECUTIVE SIGNATURE PAGE]

                                      /s/ Heinz Ritschard
                                      ------------------------------------------
                                      HEINZ RITSCHARD

                                      /s/ Peter Bazzell
                                      ------------------------------------------
                                      PETER BAZZELL

                                      /s/ Felicia Bachiccio
                                      ------------------------------------------
                                      FELICIA BACHICCIO